SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 5, 2000
Date of Report(date of earliest event reported)

SOCKET COMMUNICATIONS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-13810	94-3155066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer identification number)

37400 Central Court
Newark, CA 94560
(Address of principal executive offices including zip code)

(510) 744-2700
(Registrant's telephone number, including area code)

The Current Report on Form 8-K previously filed on October 20, 2000 is hereby amended to clarify that the disclosure previously filed as Item 5 should have been properly labeled as Item 2, to amend Item 7(a) and Item 7(b) thereto and to include the exhibits as set forth below.

Item 2. Acquisition or Disposition of Assets

On October 4, 2000, Socket Communications, Inc., a Delaware corporation ("Socket"), 3rd Rail Acquisition Corp, a California corporation and wholly owned subsidiary of Socket ("Merger Sub"), 3rd Rail Engineering, Inc., a California corporation ("3rd Rail") and certain other parties entered into an Agreement and Plan of Reorganization, (the "Reorganization Agreement"), providing for the acquisition of 3rd Rail by Socket. On October 5, 2000, Merger Sub merged with and into 3rd Rail, with 3rd Rail surviving as a wholly owned subsidiary of Socket. Pursuant to the Reorganization Agreement, Socket issued 796,282 shares of its common stock and approximately $1,000,000 in cash in exchange for all of the outstanding shares of 3rd Rail common stock. 218,679 shares of Socket common stock to be paid in the merger was deposited into an escrow account to secure certain representations and warranties made by 3rd Rail. The acquisition will be accounted for under the purchase method of accounting. The transaction is valued at approximately $12,000,000 based on the average closing price of Socket common stock for the twenty trading day period ending on October 3, 2000. The value of the stock and cash on October 5, 2000, the effective date of the merger, plus closing costs was $11,280,941. It is intended that the transaction be treated as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.

In connection with the Reorganization Agreement, Socket agreed to enter into employment agreements with Messrs. Hughes, Miller and Newman (the "Employment Agreements") and a Registration Rights Agreement for the benefit of the former 3rd Rail shareholders (the "Registration Rights Agreement"). This discussion of the Employment Agreements and Registration Rights Agreement shall be supplemented by copies of the Employment Agreements, which are attached as Exhibits 99.1, 99.2, and 99.3 to the Current Report on Form 8-K filed October 20, 2000 and the Form of Registration Rights Agreement, which is attached as Exhibit 4.1 to the Current Report on Form 8-K filed October 20, 2000.

Item 7. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Included herein as Exhibit 99.1 to this Current Report on Form 8-K/A are the balance sheets of 3rd Rail as of December 31, 1999 and 1998 and the nine month period ending September 30, 2000, and the related statements of operations, shareholders' equity, and cash flows for each of the years in the two-year period ended December 31, 1999 and the nine month period ending September 30, 2000.

(b) Pro Forma Financial Information.

The following documents appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference:

  Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2000;

  Unaudited Pro Forma Condensed Combined Statements of Income for the Year ended December 31, 1999 and for the nine month period ended September 30, 2000; and

  Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

  (c) Exhibits.

2.1* Agreement and Plan of Reorganization, dated as of October 4, 2000 by and between Socket Communications, Inc., 3rd Rail Acquisition Corp., 3rd Rail Engineering, Inc., and certain other parties

23.1 Consent of Frank, Rimerman & Co., LLP

99.1 Audited Financial Statements of 3rd Rail

99.2 Unaudited Pro Forma Condensed Combining Financial Information

* Incorporated by reference to Exhibit 2.1 to the Registrant's Form 8-K filed October 20, 2000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2000

SOCKET COMMUNICATIONS, INC.

By: /s/ David W. Dunlap
      David W. Dunlap
      Vice President, Finance and Administration
      and Chief Financial Officer
      (Principal Financial and Accounting Officer)

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

EXHIBITS
to
FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF
THE SECURITES EXCHANGE ACT OF 1934

SOCKET COMMUNICATIONS, INC.